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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): April 14, 2003

                        INTERVEST BANCSHARES CORPORATION
               (Exact Name of Registrant as Specified in Charter)

         Delaware                                                13-3699013
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(State or other jurisdiction                                  (IRS Employer
     of incorporation)                                    Identification Number)

                                    000-23377
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                            (Commission File Number)


10 Rockefeller Plaza, Suite 1015, New York, New York               10020-1903
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    (Address of Principal Executive Offices)                       (Zip Code)


        Registrant's Telephone Number Including Area Code: (212) 218-2800
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Item 9. Regulation FD Disclosure

On April 14, 2003, the registrant issued an earnings release related to the its quarterly period ended March 31, 2003 and the text of that announcement is, as required by Item 12 of Form 8-K, attached hereto as Exhibit 99.1.







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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          INTERVEST BANCSHARES CORPORATION



Date: April 14, 2003                   By:    /s/ Lowell S. Dansker
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                                              Lowell S. Dansker,  President  and
                                              Treasurer
                                             (Principal  Executive  Officer  and
                                              Principal Financial Officer)

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                                INDEX TO EXHIBITS


Exhibit No.             Description
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99.1                    Press Release dated April 14, 2003